SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 28, 1998
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                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-20879                  95-4580642
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(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation)                  Number)               Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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Item 5. Other Events.
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     Press Release. The press release of the Registrant dated July 28, 1998, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7. Financial Statements And Exhibits.
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     (c) Exhibits.

                                  Exhibit Index
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Exhibit
Number      Description
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99.1        Press release dated July 28, 1998.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 31, 1998                        PYR ENERGY CORPORATION



                                            By:  /s/ Andrew P. Calerich
                                                 -------------------------------
                                                 Andrew P. Calerich
                                                 Chief Financial Officer